                      FIRST AMENDMENT TO CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is entered into as of November 30, 1996, by and between JALATE LIMITED, INC., ("Borrower"), and WELLS FARGO HSBC TRADE BANK, N.A. ("Bank").

                                    RECITALS

        WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of certain Credit Agreement dated as of June 1, 1996 (the "Agreement").

        WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Agreement and have agreed to amend the Agreement to reflect said changes.

        NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Agreement shall be amended as follows:

                I.      EXHIBIT A, ADDENDUM TO CREDIT AGREEMENT, shall be
        amended by:

                        A. deleting in its entirety the section "CAPITAL EXPENDITURES", under ADDITIONAL NEGATIVE COVENANTS on Page 2 of 2, and by substituting the following therefor:

                * "CAPITAL EXPENDITURES. Borrower shall not, without the prior written consent of Trade Bank, make any capital expenditures in any fiscal year, in excess of $750,000."

                Except as specifically provided herein, all terms and conditions of the Agreement remain in full force and effect, without waiver or modification. All terms defined in the Agreement shall have the same meaning when used in this Amendment. This Amendment and the Agreement shall be read together as one document.

                Borrower hereby remakes all representations and warranties contained in the Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Agreement, nor any condition, act or event which with the giving of notice of the passage of time or both would constitute any such Event of Default.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

JALATE LIMITED, INC.                    WELLS FARGO HSBC TRADE
                                                BANK, N.A.

By:  [SIG]                                      By: /s/ JOHN COBUS   JOHN COBUS
      ------------------                              -------------------------
Title: V.P. Finance & CFO                       Title:  A.V.P.
      ------------------                              -------------------------

        THE TRADE BANK                        333 SOUTH GRAND AVENUE, 8TH FLOOR
        WELLS FARGO HSBC TRADE BANK, N.S.                 LOS ANGELES, CA 90071





January 2, 1997



Mr. Fred Findley, C.F.O.
Jalate Limited, Inc.
6557 Flotilla Drive
Commerce, CA 90040


Dear Fred,


Attached, you will find the first amendment to your credit agreement with us. The amendment is to increase the limit on capital expenditures which was exceeded during this current fiscal year. Additionally, we have included a waiver of this same covenant which occurred during the third quarter ending September 30, 1996. We ask you to kindly sign the amendment and return it to us as soon as possible and you can retain the covenant waiver letter for your files.

If you should have further questions, you can reach me at (213) 253-3527.




Best Regards,

/s/ JOHN COBUS

John Cobus
Relationship Manager







[ICON]
WELLS FARGO                     A JOINT VENTURE                 HSBC [ICON]

        [THE TRADE BANK LOGO]                333 SOUTH GRAND AVENUE, 8TH FLOOR
        WELLS FARGO HSBC TRADE BANK, N.A.                LOS ANGELES, CA 90071



December 15, 1996


Mr. Fred Findley, C.F.O.
Jalate Limited, Inc.
6557 Flotilla Drive
Commerce, CA 90040

Re:  Capital Expenditure Covenant

Dear Fred:

We have learned of the following breach of the terms of your Commercial Credit Agreement with the Wells Fargo HSBC Trade Bank, N.A., successor to the HongKongBank, dated June 1, 1996 (the "Agreement"):

Jalate's Capital Expenditures as of September 30, 1996 were greater than the minimum permitted amount of US$250,000.00, as required by Exhibit A of the Addendum to the Credit Agreement.

Subject to the terms and conditions that follow, we have decided to waive our default rights with respect to this breach until December 31, 1996. Please note, however, that this waiver applies only to the specific instance described above. It is not a waiver of any subsequent breach of the same provision of the Agreement, nor is it a waiver of any breach of any other provision of the Agreement.

Except as expressly stated in this letter, we reserve all of the rights, powers and remedies available to us under the Agreement and any other contracts or instruments signed by you including the right to cease making advances to you and the right to accelerate any of your indebtedness or if any subsequent breach of the same provision or any other provision of the Agreement should occur.


Sincerely,

Wells Fargo HSBC Trade Bank, National Association

/s/ JOHN COBUS

By: John Cobus
Title: Relationship Manager and Assistant Vice President


[ICON]
WELLS FARGO                     A JOINT VENTURE                 HSBC [ICON]

                                                         [JALATE LIMITED LOGO]

January 20, 1997


John Cobus
Relationship Manager and AVP
THE WELLS FARGO HSBC TRADE BANK
333 South Grand Avenue, 8th Floor
Los Angeles, CA 90071

Dear Mr. Cobus:

Enclosed is the First Amendment to Credit Agreement.

Sincerely,


/s/ FREDERICK A. FINDLEY
Frederick A. Findley
Vice President Finance & CFO










HEADQUARTERS: 1675 S. Alameda Los Angeles, California 90021 (213) 765-5000 Fax (213) 765-5020/30
L.A. SHOWROOM:  110 E. 9th St. Suite 81201 Los Angeles, California 90079
(213) 628-1692  Fax (213) 627-3660
N.Y. SHOWROOM: 1407 Broadway Suite 316 New York, N.Y. 10018 (212) 921-5258 Fax (212) 944-1046
ACCOUNTING OFFICES:  6557 Flotilla St. City of Commerce, California 90040
(213) 890-8060  Fax (213) 728-3752